Long-Term Debt - Covenants (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Debt Instrument [Line Items]
Debt Instrument Covenant Description

The loan agreements include, among other covenants, covenants requiring the Company to obtain the lenders’ prior consent in order to incur or issue any financial indebtedness, additional borrowings, pay dividends in an amount more than 50% of cumulative net income (as defined in the related agreements), sell vessels and assets, and change the beneficial ownership or management of the vessels. Also, the covenants require the Company to maintain a minimum liquidity, not legally restricted, of $74,110 at December 31, 2015 and $79,563 at December 31, 2014, a minimum hull value in connection with the vessels’ outstanding loans and insurance coverage of the vessels against all customary risks. Three loan agreements require the Company to maintain throughout the security period, an aggregate credit balance in a deposit account of $3,250. Two loan agreements require a monthly pro rata transfer to retention account of any principal due but unpaid.

Debt Instrument Covenant Compliance

As at December 31, 2015, the Company and its wholly owned subsidiaries were compliant with the financial covenants in its loan agreements, including the leverage ratio and the value-to-loan requirements and all other terms and covenants.

Cash and cash equivalents	$ 289,676	$ 202,107	$ 162,237	$ 144,297
Working capital	34,984	(49,817)
Minimum liquidity requirement
Debt Instrument [Line Items]
Cash and cash equivalents	74,110	$ 79,563
Three loan agreements
Debt Instrument [Line Items]
Held in deposit account	$ 3,250